June 21, 2011

Via EDGAR Securities and Exchange Commission 100 F Street, NE Washington, D.C. 20549

Re:	Wilshire Variable Insurance Trust (“Registrant”)
Post-Effective Amendment No. 49 under the Securities Act of 1933 and Amendment No. 50 under Investment Company Act of 1940 File Nos. 333-15881 and 811-07917

To the Commission:

We are filing today through the EDGAR system Post-Effective Amendment No. 49 under the Securities Act of 1933, as amended (the “1933 Act”), to the Registrant’s Registration Statement on Form N-1A (the “Amendment”).  The Amendment is being filed pursuant to Rule 485(b) under the Securities Act.

The purpose of the Amendment is to submit an interactive data file in the manner provided by Rule 405(b)(2) of Regulation S-T and General Instruction C.3.(g) of Form N-1A.  The interactive data file included as an exhibit to the Amendment relates to the supplements filed with the Securities and Exchange Commission on June 10, 2011.  The Registrant has designated on the facing sheet to the Registration Statement that the Amendment become immediately effective upon filing.  No fees are required in connection with this filing.

The Registrant represents pursuant to Rule 485(b)(4) under the Securities Act that the Amendment does not contain disclosure that would render it ineligible to become effective pursuant to Rule 485(b).

Very truly yours, /s/ Jennifer M. Goodman Jennifer M. Goodman
Enclosures